Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 20% Portfolio
September 30, 2023
VF20-NPRT3-1123
1.837319.117
Equity Funds - 25.0%
	Shares	Value ($)
Fidelity Canada Fund (a)	24,270	1,474,669
Fidelity Commodity Strategy Fund (a)	22,467	2,177,063
Fidelity Contrafund (a)	92,184	1,373,535
Fidelity Emerging Markets Discovery Fund (a)	469,615	7,199,191
Fidelity Emerging Markets Fund (a)	391,556	13,054,462
Fidelity Equity-Income Fund (a)	35,990	2,310,225
Fidelity Hedged Equity Fund (a)	949,318	9,673,550
Fidelity Infrastructure Fund (a)	64,290	714,900
Fidelity International Capital Appreciation Fund (a)	145,534	3,357,480
Fidelity International Discovery Fund (a)	97,608	3,977,538
Fidelity International Enhanced Index Fund (a)	457,121	4,607,777
Fidelity International Small Cap Fund (a)	63,176	1,810,627
Fidelity International Small Cap Opportunities Fund (a)	131,988	2,365,224
Fidelity International Value Fund (a)	315,611	2,887,842
Fidelity Large Cap Value Enhanced Index Fund (a)	44,216	642,900
Fidelity Low-Priced Stock Fund (a)	60,818	2,516,035
Fidelity Overseas Fund (a)	306,976	16,536,791
Fidelity Real Estate Investment Portfolio (a)	104,296	3,497,042
Fidelity U.S. Low Volatility Equity Fund (a)	849,413	8,604,550
Fidelity Value Discovery Fund (a)	34,634	1,158,164
VIP Stock Selector All Cap Portfolio Investor Class (a)	10,226,792	93,881,949
TOTAL EQUITY FUNDS (Cost $184,993,471)		183,821,514

Fixed-Income Funds - 51.3%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	1,060,558	9,810,163
Fidelity High Income Fund (a)	513,991	3,752,133
Fidelity Inflation-Protected Bond Index Fund (a)	608,045	5,442,001
Fidelity Long-Term Treasury Bond Index Fund (a)	468,237	4,265,640
Fidelity New Markets Income Fund (a)	123,356	1,390,222
Fidelity Total Bond Fund (a)	19,511,549	177,164,864
VIP Investment Grade Bond II Portfolio Investor Class (a)	19,095,357	175,868,240
TOTAL FIXED-INCOME FUNDS (Cost $404,885,892)		377,693,263

Money Market Funds - 23.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b)	26,319,467	26,324,731
Fidelity Investments Money Market Government Portfolio Institutional Class 5.27% (a)(c)	145,434,190	145,434,190
TOTAL MONEY MARKET FUNDS (Cost $171,758,921)		171,758,921

U.S. Treasury Obligations - 0.3%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.33% to 5.39% 10/26/23 to 12/21/23 (e) (Cost $2,447,394)	2,470,000	2,447,738

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $764,085,678)	735,721,436
NET OTHER ASSETS (LIABILITIES) - 0.0%	129,640
NET ASSETS - 100.0%	735,851,076

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	48	Dec 2023	4,899,600	(167,608)	(167,608)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	205	Dec 2023	44,336,375	1,277,242	1,277,242
ICE MSCI Emerging Markets Index Contracts (United States)	93	Dec 2023	4,443,075	147,945	147,945

TOTAL SOLD					1,425,187

TOTAL FUTURES CONTRACTS					1,257,579
The notional amount of futures purchased as a percentage of Net Assets is 0.7%
The notional amount of futures sold as a percentage of Net Assets is 6.6%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,447,738.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	4,033,248	62,129,005	39,837,522	469,257	-	-	26,324,731	0.1%
Total	4,033,248	62,129,005	39,837,522	469,257	-	-	26,324,731

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	1,378,388	379,065	353,274	-	(12,157)	82,647	1,474,669
Fidelity Commodity Strategy Fund	3,435,327	50,485	1,151,263	46,318	(362,591)	205,105	2,177,063
Fidelity Contrafund	1,445,287	24,806	382,508	21,089	14,282	271,668	1,373,535
Fidelity Emerging Markets Discovery Fund	6,739,780	21,084	252,178	-	(28,948)	719,453	7,199,191
Fidelity Emerging Markets Fund	12,284,109	2,202,253	2,246,444	-	(269,903)	1,084,447	13,054,462
Fidelity Equity-Income Fund	3,191,190	31,871	940,749	23,549	101,117	(73,204)	2,310,225
Fidelity Floating Rate High Income Fund	23,455,231	1,087,831	15,269,457	920,486	(466,925)	1,003,483	9,810,163
Fidelity Global Commodity Stock Fund	10,302,333	74,515	9,854,837	-	2,903,261	(3,425,272)	-
Fidelity Gold Portfolio	-	10,467,479	9,155,238	49,095	(1,312,241)	-	-
Fidelity Hedged Equity Fund	2,105,509	7,533,844	-	1,328	-	34,197	9,673,550
Fidelity High Income Fund	6,064,330	270,878	2,625,734	211,945	(98,503)	141,162	3,752,133
Fidelity Inflation-Protected Bond Index Fund	9,793,899	653,611	5,065,371	6,557	(268,515)	328,377	5,442,001
Fidelity Infrastructure Fund	-	833,944	61,022	8,790	(744)	(57,278)	714,900
Fidelity International Capital Appreciation Fund	2,795,765	799,344	562,225	-	23,895	300,701	3,357,480
Fidelity International Discovery Fund	3,601,493	994,147	735,295	-	(75,107)	192,300	3,977,538
Fidelity International Enhanced Index Fund	3,858,739	1,078,552	653,425	-	(27,676)	351,587	4,607,777
Fidelity International Small Cap Fund	1,547,864	435,211	290,420	-	6,746	111,226	1,810,627
Fidelity International Small Cap Opportunities Fund	2,314,879	29,748	-	-	-	20,597	2,365,224
Fidelity International Value Fund	2,383,180	662,075	383,139	-	2,789	222,937	2,887,842
Fidelity Investments Money Market Government Portfolio Institutional Class 5.27%	166,262,113	7,235,954	28,063,877	5,590,139	-	-	145,434,190
Fidelity Large Cap Value Enhanced Index Fund	876,309	4,627	251,001	-	26,476	(13,511)	642,900
Fidelity Long-Term Treasury Bond Index Fund	3,890,763	10,419,556	8,445,422	182,678	(2,315,634)	716,377	4,265,640
Fidelity Low-Priced Stock Fund	3,914,990	349,410	1,528,822	338,985	64,767	(284,310)	2,516,035
Fidelity New Markets Income Fund	1,591,971	79,698	252,723	58,668	(54,513)	25,789	1,390,222
Fidelity Overseas Fund	14,257,471	4,015,237	2,775,151	-	113,791	925,443	16,536,791
Fidelity Real Estate Investment Portfolio	5,971,621	254,141	2,392,235	200,675	(112,937)	(223,548)	3,497,042
Fidelity Total Bond Fund	188,763,112	19,720,121	26,575,307	5,876,059	(724,098)	(4,018,964)	177,164,864
Fidelity U.S. Low Volatility Equity Fund	18,318,297	177,393	9,709,194	24,383	(180,038)	(1,908)	8,604,550
Fidelity Value Discovery Fund	1,571,764	48,697	401,290	43,597	65,342	(126,349)	1,158,164
VIP Investment Grade Bond II Portfolio - Investor Class	188,816,281	14,140,280	25,984,620	80,222	(961,737)	(141,964)	175,868,240
VIP Stock Selector All Cap Portfolio Investor Class	114,102,757	669,512	34,113,358	-	(4,755,976)	17,979,014	93,881,949
	805,034,752	84,745,369	190,475,579	13,684,563	(8,705,777)	16,350,202	706,948,967

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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